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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                   MAY 6, 2002
                        --------------------------------
                        (Date of earliest event reported)





                               PLIANT CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)



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


            Utah                                      333-40067                                                     87-0496065
-------------------------------                  -------------------                                           ---------------------
(State or other jurisdiction of                 (Commission File No.)                                          (I.R.S. Employer
incorporation or organization)                                                                                  Identification No.)





                                                   1515 Woodfield Road, Suite 600
                                                     Schaumburg, Illinois 60173
                                                           (847) 969-3300
                               ----------------------------------------------------------------------
                         (Address of principal executive offices and telephone number, including area code)

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ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective as of May 6, 2002, Pliant Corporation (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent accountant. Effective as of May 6, 2002, the Company engaged Ernst & Young LLP as its independent accountant.

         Neither Arthur Andersen's report on the Company's financial statements for the year ended December 31, 2000, nor its report for the year ended December 31, 2001, contained an adverse opinion or a disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.

         During the years ended December 31, 2000 and December 31, 2001 and the subsequent interim periods preceding the Company's dismissal of Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its report.

         The Company requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of such letter, dated May 8, 2002, is filed herewith as Exhibit 16.1.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

(a)      Exhibits

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PLIANT CORPORATION




                                           /s/ Jack E. Knott II
                                           -------------------------------------
                                           Jack E. Knott II
                                           President and Chief Operating Officer





Date:  May 8, 2002



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                                INDEX TO EXHIBITS
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
 Exhibits

 16.1         Letter from Arthur Andersen LLP to the Securities and Exchange Commission.

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